Exhibit 99.1

MUSIC OF YOUR LIFE, INC.

(A Development Stage Company)

Financial Statements as of

February 28, 2013 and for the period

from inception on October 10, 2012 through

February 28, 2013

Morrill & Associates, LLC

Certified Public Accountants

1448 North 2000 West, Suite 3

Clinton, Utah 84015

801-820-6233 Phone; 801-820-6628 Fax

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders

Music of Your Life, Inc. (A Development Stage Company)

Las Vegas, Utah

We have audited the accompanying balance sheet of Music of Your Life, Inc. (a development stage company) as of February 28, 2013 and the related statements of operations, stockholders’ deficit and cash flows for the period from inception on October 10, 2012 through February 28, 2013. These financial statements are the responsibility of the Company’s management.  Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States).  Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting.  Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting.  Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation.  We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Music of Your Life, Inc. (a development stage company) as of February 28, 2013 and the results of its operations and cash flows for the period from inception on October 10, 2012 through February 28, 2013 in conformity with generally accepted accounting principles in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern.  The Company has suffered losses from inception and has no active operations which raise substantial doubt about its ability to continue as a going concern.  Management’s plans in regard to these matters are described in Note 8. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.

/s/ Morrill & Associates

Morrill& Associates

Clinton, Utah 84015

May 30, 2013

MUSIC OF YOUR LIFE, INC.
(A Development Stage Company)
Balance Sheet

ASSETS
February 28,
2013

CURRENT ASSETS

Cash and cash equivalents	$1,653
Loans receivable - related party	24,950
Loans receivable	9,061
Music inventory	574

Total Current Assets	36,238

OTHER ASSETS

Trademark	100

Total Other Assets	100

TOTAL ASSETS	$36,338

LIABILITIES AND STOCKHOLDERS' DEFICIT

CURRENT LIABILITIES

Notes payable - related parties	$38,066

Total Current Liabilities	38,066

TOTAL LIABILITIES	38,066

STOCKHOLDERS' DEFICIT

Common stock, $0.001 par value; 10,000,000 shares authorized,
3,174,000 shares issued and outstanding	3,174
Additional paid-in-capital	72,396
Accumulated deficit	(77,298)

Total Stockholders' Deficit	(1,728)

TOTAL LIABILITIES AND STOCKHOLDERS' DEFICIT	$36,338

The accompanying notes are an integral part of these financial statements

Table of Contents	4

MUSIC OF YOUR LIFE, INC.
(A Development Stage Company)
Statement of Operations

From Inception
on October 10,
2012 Through
February 28,
2013

NET REVENUES	$449

OPERATING EXPENSES

Salaries and consulting	28,300
Professional fees	35,000
Selling, general and administrative	14,447

Total Operating Expenses	77,747

LOSS FROM OPERATIONS	(77,298)

OTHER INCOME (EXPENSES)	—

LOSS BEFORE INCOME TAXES	(77,298)

INCOME TAX EXPENSE	—

NET LOSS	$(77,298)

BASIC AND DILUTED:
Net loss per common share	$(0.02)

Weighted average shares outstanding	3,139,702

The accompanying notes are an integral part of these financial statements

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MUSIC OF YOUR LIFE, INC.
(A Development Stage Company)
Statement of Stockholders' Deficit
For the period of inception (October 10, 2012) through February 28, 2013

					Total
	Common Stock		Additional	Accumulated	Stockholders'
	Shares	Amount	Paid-in Capital	Deficit	Deficit

Inception, October 10, 2012	—	$—	$—	$—	$—

Common shares issued to founders	300,000	300	—	—	300

Common shares issued for services	150,000	150	14,850	—	15,000

Common shares issued for cash	2,724,000	2,724	57,546	—	60,270

Net loss for the period ended
February 28, 2013	—	—	—	(77,298)	(77,298)

Balance, February 28,2013	3,174,000	$3,174	$72,396	$(77,298)	(1,728)

The accompanying notes are an integral part of these financial statements

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MUSIC OF YOUR LIFE, INC.
(A Development Stage Company)
Statement of Cash Flows

From Inception
on October 10,
2012 Through
February 28,
2013

CASH FLOWS FROM OPERATING ACTIVITIES:

Net loss	$(77,298)
Adjustments to reconcile net loss to net
cash used by operating activities:
Common stock issued for services	15,300
Changes in operating assets and liabilities:
Inventory	(574)
Other assets	(100)

Net Cash Used by Operating Activities	(62,672)

CASH FLOWS FROM INVESTING ACTIVITIES:

Payments from loans receivable - related party	(24,950)
Payments from loans receivable	(9,061)

Net Cash Used by Investing Activities	(34,011)

CASH FLOWS FROM FINANCING ACTIVITIES:

Proceeds from sales of common stock	60,270
Proceeds from notes payable	38,066

Net Cash Provided by Financing Activities	98,336

NET DECREASE IN CASH AND CASH EQUIVALENTS	$1,653

CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	—

CASH AND CASH EQUIVALENTS, END OF PERIOD	$1,653

SUPPLEMENTAL CASH FLOW INFORMATION

Cash Payments For:
Interest	$—
Income taxes	$—

Non-cash financing activity:
Common stock issued for services	$15,300

The accompanying notes are an integral part of these financial statements

Table of Contents	7

MUSIC OF YOUR LIFE, INC.

(A Development Stage Company)

Notes to the Financial Statements

February 28, 2013

NOTE 1 - ORGANIZATION AND DESCRIPTION OF BUSINESS

Music of Your Life, Inc. (the “Company”) was incorporated in the State of Nevada October 10, 2012. The Company is a multi-media entertainment company that currently produces live radio programming 24 hours a day, syndicated to more than 20 AM/FM/HD radio stations around the country, including 15 in the top 20 U.S. markets. The network is also heard streaming across the Internet using the Registered Trademark, iRadio®, and has approximately 150,000 listeners every quarter hour. The Company intends to develop its brands which were licensed to it by its founding shareholders.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

This summary of significant accounting policies of the Company is presented to assist in understanding the Company’s financial statements. The financial statements and notes are representations of the Company’s management who are responsible for their integrity and objectivity. These accounting policies conform to accounting principles generally accepted in the United States of America and have been consistently applied in the preparation of the financial statements. The following policies are considered to be significant:

a. Accounting Method

The Company recognizes income and expenses based on the accrual method of accounting. The Company has elected a May 31 year-end.

b. Cash and Cash Equivalents

Cash equivalents are generally comprised of certain highly liquid investments with original maturities of less than three months.

c. Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

d. Basic and Fully Diluted Net Loss per Share of Common Stock

In accordance with Financial Accounting Standards No. ASC 260, “Earnings per Share,” basic net loss per common share is based on the weighted average number of shares outstanding during the periods presented. Diluted earnings per share is computed using the weighted average number of common shares plus dilutive common share equivalents outstanding during the period. There are no common stock equivalents as of February 28, 2013.

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MUSIC OF YOUR LIFE, INC.

(A Development Stage Company)

Notes to the Financial Statements

February 28, 2013

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

February 28, 2013
Net loss (numerator)	$(77,298)
Weighted average shares outstanding (denominator)	3,139,702
Basic and fully diluted net loss per share amount	$(0.02)

e. Property and Equipment

Property and equipment are stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the estimated useful lives of the assets. When assets are disposed of, the cost and accumulated depreciation (net book value of the assets) are eliminated and any resultant gain or loss reflected accordingly. Betterments and improvements are capitalized over their estimated useful lives whereas repairs and maintenance expenditures on the assets are charged to expense as incurred.

f. Recent Accounting Pronouncements

We have reviewed accounting pronouncements issued from inception on October 10, 2012 and have adopted any that are applicable to the Company. We have determined that none had a material impact on our financial position, results of operations, or cash flows for the period from inception on October 10, 2012 through February 28, 2013.

g. Income Taxes

The Financial Accounting Standards Board (FASB) has issued FASB ASC 740-10 (Prior authoritative literature: Financial Interpretation No. 48, "Accounting for Uncertainty in Income Taxes - An Interpretation of FASB Statement No. 109 (FIN 48)).  FASB ASC 740-10 clarifies the accounting for uncertainty in income taxes recognized in an enterprise's financial statements in accordance with prior literature FASB Statement No. 109, Accounting for Income Taxes.  This standard requires a company to determine whether it is more likely than not that a tax position will be sustained will be sustained upon examination based upon the technical merits of the position.  If the more-likely-than- not threshold is met, a company must measure the tax position to determine the amount to recognize in the financial statements.  As a result of the implementation of this standard, the Company performed a review of its material tax positions in accordance with recognition and measurement standards established by FASB ASC 740-10.

Deferred taxes are provided on a liability method whereby deferred tax assets are recognized for deductible temporary differences and operating loss and tax credit carryforwards and deferred tax liabilities are recognized for taxable temporary differences.  Temporary differences are the differences between the reported amounts of assets and liabilities and their tax basis.  Deferred tax assets are reduced by a valuation allowance when, in the opinion of management, it is more likely than not that some portion or all of the deferred tax assets will not be realized.  Deferred tax assets and liabilities are adjusted for the effects of changes in tax laws and rates on the date of enactment.

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MUSIC OF YOUR LIFE, INC.

(A Development Stage Company)

Notes to the Financial Statements

February 28, 2013

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

At February 28, 2013, the Company had net operating loss carryforwards of approximately $77,298 which may be offset against future taxable income through 2033. No tax benefit has been reported in the financial statements because the potential tax benefits of the net operating loss carryforwards are offset by a valuation allowance of the same amount.

Due to the change in ownership provisions of the Tax Reform Act of 1986, net operating loss carryforwards for Federal income tax reporting purposes are subject to annual limitations. Should a change in ownership occur, net operating loss carryforwards may be limited as to future use.

Net deferred tax assets consist of the following components as of February 28, 2013:

2013
Deferred tax assets:
NOL Carryover NOL Carryover	$26,281
Valuation allowance Valuation allowance	(26 281)
Net deferred tax asset	$—

The income tax provision differs from the amount of income tax determined by applying the U.S. federal and state income tax rates of 34% to pretax income from continuing operations for the period ended February 28, 2013 due to the following:

2013
Current Federal Tax	$—
Current State Tax	—
Change in NOL Benefit	26,281
Valuation allowance	(26,281)
$—

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MUSIC OF YOUR LIFE, INC.

(A Development Stage Company)

Notes to the Financial Statements

February 28, 2013

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES (Continued)

A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows:

Period ended February 28, 2013
Beginning balance	$—
Additions based on tax positions related to current year	—
Additions for tax positions of prior years	—
Reductions for tax positions of prior years	—
Reductions in benefit due to income tax expense	—
Ending balance	$—

At February 28, 2013, the Company had no unrecognized tax benefits that, if recognized, would affect the effective tax rate.

The Company did not have any tax positions for which it is reasonably possible that the total amount of unrecognized tax benefits will significantly increase or decrease within the next 12 months.

The Company includes interest and penalties arising from the underpayment of income taxes in the consolidated statements of operations in the provision for income taxes.  As of February 28, 2013, the Company had no accrued interest or penalties related to uncertain tax positions.

h.    Concentrations of Credit Risk

Financial instruments that potentially subject the Company to concentrations of credit risks consist of cash and cash equivalents. The Company places cash and cash equivalents at well known quality financial institutions. Cash and cash equivalents at banks are insured by the Federal Deposit Insurance Corporation for up to $250,000. The Company did not have any cash or cash equivalents in excess of this amount at February 28 2013.

NOTE 3 - FINANCIAL INSTRUMENTS

The Company has adopted FASB ASC 820-10-50, “Fair Value Measurements.”  This guidance defines fair value, establishes a three-level valuation hierarchy for disclosures of fair value measurement and enhances disclosure requirements for fair value measures.  The three levels are defined as follows:

Level 1 inputs to the valuation methodology are quoted prices (unadjusted) for identical assets or liabilities in active markets.

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MUSIC OF YOUR LIFE, INC.

(A Development Stage Company)

Notes to the Financial Statements

February 28, 2013

NOTE 3 - FINANCIAL INSTRUMENTS (Continued)

Level 2 inputs to the valuation methodology include quoted prices for similar assets and liabilities in active markets, and inputs that are observable for the asset or liability, either directly or indirectly, for substantially the full term of the financial instrument.

Level 3 inputs to valuation methodology are unobservable and significant to the fair measurement.

The carrying amounts reported in the balance sheets for the cash and cash equivalents, receivables and current liabilities each qualify as financial instruments and are a reasonable estimate of fair value because of the short period of time between the origination of such instruments and their expected realization and their current market rate of interest.

NOTE 4 - LOANS RECEIVABLE – RELATED PARTY

For the period from inception on October 10, 2012 through February 28, 2013, the Company loaned $24,950 to a related individual in anticipation of the merger agreement described in Note 10. The loans are non-interest bearing and due on demand.

NOTE 5 - LOANS RECEIVABLE

For the period from inception on October 10, 2012 through February 28, 2013, the Company loaned $9,061 to Zhong Sen International Tea Company in anticipation of the merger agreement described in Note 10. The loans are non-interest bearing and due on demand.

NOTE 6 - MUSIC INVENTORY

The Company purchases digital music to broadcast over the radio and internet. During the period from inception on October 10, 2012 through February 28, 2013, the Company purchased $574 worth of music inventory.

NOTE 7 - NOTES PAYABLE – RELATED PARTIES

For the period from inception on October 10, 2012 through February 28, 2013, the Company received $38,066 from notes payable to 3 individuals. The notes are non-interest bearing and due on demand.

NOTE 8 - EQUITY TRANSACTIONS

On October 10, 2012, the Company issued 300,000 shares of common stock to the founders of the Company upon incorporation and was recorded as salaries and consulting expenses on the statement of operations in the amount of $300.

On October 11, 2012, the Company issued 150,000 shares of common stock for legal services rendered to the Company and was recorded as professional fees on the statement of operations in the amount of $15,000.

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MUSIC OF YOUR LIFE, INC.

(A Development Stage Company)

Notes to the Financial Statements

February 28, 2013

NOTE 8 - EQUITY TRANSACTIONS (Continued)

On October 11, 2012, the Company issued 2,700,000 shares of common stock for cash in the amount of $270.

In January 2013, the Company commenced a private stock offering, whereby it authorized the issuance of 200 units with each “Unit” consisting of 4,000 shares of its common stock and 4,000 common stock purchase warrants for a total raise of $2,000,000. The common stock purchase warrants are exercisable at $10.00 per share and carrying a two-year exercise period. Six units were issued and $60,000 in cash was received. For the purpose of determining the allocation of gross proceeds between the shares and warrants which comprise the Units, in accordance with FASB ASC 815-40, the Company allocated $50,927 of the gross proceeds to the 24,000 common shares and $9,073 to the 24,000 warrants, which together comprised the 6 Units, for total gross proceeds of $60,000. The pro-rata allocation basis was determined using the proportion of the fair market value of the underlying common shares of the Company and the proportion of fair value of the warrants, which was calculated using the Black-Scholes valuation model.

The fair value of warrants was established at the date of grant using the Black-Scholes valuation model with the following underlying assumptions:

1)            Risk free interest rate: .78%

2)            Dividend yield: 0%

3)            Volatility: 100.00%

NOTE 9 - GOING CONCERN

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern, which contemplates the realization of assets and satisfaction of liabilities in the normal course of business. The Company has an accumulated deficit at February 28, 2013 of $77,298 and has experienced periodic cash flow difficulties, all of which raise substantial doubt regarding the Company’s ability to continue as a going concern.

To date the Company has funded its operations through a combination of loans. The Company anticipates another net loss for the fiscal year ended May 31, 2013 and with the expected cash requirements for the coming year, there is substantial doubt as to the Company’s ability to continue operations.

The Company is attempting to improve these conditions by way of financial assistance through issuances of additional equity and by generating revenues through sales of products and services.

NOTE 10 - SUBSEQUENT EVENTS

On May 31, 2013, the Company entered into a merger agreement with Zhong Sen International Tea Company, a Florida corporation ("ZSIT") and its subsidiary, Music of Your Life Merger Sub, Inc., a Utah corporation (the "Merger Sub").   Pursuant to the merger agreement, the Company merged with the Merger Sub and the Company is the surviving corporation.  Each shareholder of the Company receives ten (10) shares of ZSIT common stock for every one (1) share of the Company held as of

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MUSIC OF YOUR LIFE, INC.

(A Development Stage Company)

Notes to the Financial Statements

February 28, 2013

NOTE 10 - SUBSEQUENT EVENTS (Continued)

May 31, 2013.   In accordance with the terms of the merger agreement, all of the shares of the Company were cancelled and 100 shares of the Company were issued to ZSIT.  Therefore, the Company is now a wholly-owned subsidiary of ZSIT.  The Company will continue to develop its business as a subsidiary of ZSIT.  ZSIT is a publically traded company traded on the over-the-counter trading platform.  It is anticipated that ZSIT will change its name to "Music of Your Life."

The Company has evaluated subsequent events from the balance sheet date through the date the financial statements were issued and has determined that there are no other events that would have a material impact on the financial statements.

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